Barclays Global Financial Services Conference Greg D. Carmichael Chairman, President & Chief Executive Officer September 14, 2020 Classification: Internal Use 1  Fifth Third Bancorp | All Rights Reserved

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) risks relating to Fifth Third’s ability to realize the anticipated benefits of the merger with MB Financial, Inc.; (36) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (37) potential dilution from future acquisitions; (38) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (39)results of investments or acquired entities; (40) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (41) inaccuracies or other failures from the use of models; (42) effects of critical accounting policies and judgments or the use of inaccurate estimates; (43) weather-related events, other natural disasters, or health emergencies; and (44) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Classification: Internal Use 2  Fifth Third Bancorp | All Rights Reserved

Well positioned to navigate the environment and generate top quartile returns in the near term and long term • Reduced credit risk exposures and built strong reserves • Built long-term protection to mitigate the impact of the low rate environment • Taking decisive actions to reduce the expense base Continue to take prudent and proactive steps to generate sustainable long-term economic value for shareholders and emerge from the pandemic a top performing regional bank Classification: Internal Use 3  Fifth Third Bancorp | All Rights Reserved

Customer activity and pandemic response update COVID-19 hardship relief summary Payment deferrals % of Total loans Commercial: In payment deferral programs As of 6/30/201 As of 8/31/20 • ~75% of balances in commercial loan deferral programs have exited Commercial loans & leases: 5% 1% Commercial and industrial loans 3% 0% • <2% of commercial customers coming off deferral programs have requested a Commercial mortgage 15% 4% second payment deferral Commercial construction 7% 5% • Commercial clients representing ~$8BN in loan balances have been granted Commercial leases 4% 0% covenant relief Consumer Loans: 8% 5% Consumer: Residential mortgage loans2 9% 8% • ~80% of balances in consumer COVID hardship payment deferral programs Home equity 4% 4% have exited (excluding mortgage-related) Indirect secured consumer loans 10% 2% Credit card 7% 1% ─ Of which only 13% have re-enrolled in any additional relief Other consumer loans 4% 1% Total portfolio loans and leases 6% 2% ─ ~8,000 customers have re-enrolled in additional hardship (<0.5% of total consumer customers excluding mortgage-related) Memo: COVID-19 high impact portfolios 15% 4% Consumer digital trends Consumer spending trends Year-over-year changes Fifth Third total consumer spending data (debit and credit, excluding % of digital transactions Mobile log-ins recurring payments); Year-over-year change (7 day moving average) 20% +6% 74% +14% 10% 0% 68% (10%) 2Q19 2Q20 Aug-19 Aug-20 (20%) Mobile deposit transactions Avg. mobile deposit amount ($) (30%) +8% (40%) +18% (50%) 1/6 1/20 2/3 2/17 3/2 3/16 3/30 4/13 4/27 5/11 5/25 6/8 6/22 7/6 7/20 8/3 8/17 8/31 Aug-19 Aug-20 Aug-19 Aug-20 1As disclosed in the 6/30/20 form10-Q filing; 28/31/20 residential mortgageClassification: loans balance Internal exclude Use repurchased GNMA loans 4  Fifth Third Bancorp | All Rights Reserved

Disciplined credit risk management and proactive monitoring Allowance coverage favorable vs. peers1 Remain disciplined in our CRE portfolio1 As of 2Q20 As of 2Q20 8% Peer 8 7% Peer 7 6% 5% 4% Peer 5 3% Peer 3 Peer 6 2% Peer 1 2Q20 High 2Q20High Volatility CRE as % a of CRE Peer 2 Peer 9 1% Peer 4 0% 65% 95% 125% 155% 185% 215% 245% 275% 2Q20 CRE as a % of total capital Proactive real-time monitoring of credit risk exposures • Utilizing purpose-built early warning systems for both public and private companies through a combination of internal portfolio data and third-party data • Deploying new software capabilities to send alerts to relationship teams when credit deterioration is detected • Enhanced reporting capabilities in April to track accommodation requests prompted by COVID with high levels of granularity, beyond payment deferral data 1Median is the intersect; source: regulatory filings; peers include: HBAN, KEY, MTB, CFG, ZION, PNC, FHN, RF, CMA; TFC excluded due to M&A impact 2Excludes impact of PPP for FITB and all peers and impact of unamortized discountClassification: from the MB loanInternal portfolio Use for FITB 5  Fifth Third Bancorp | All Rights Reserved

Strong capital and liquidity position Significant loss absorbency relative to peers As a % of 2Q20 RWA1 14.1% 13.8% 0.9% 12.6% 12.4% 12.3% 11.8% 2.1% 11.5% 11.4% 11.3% 2.0% 0.6% 0.3% 11.2% 1.5% 0.2% 0.2% 0.1% 10.5% 2.0% 1.5% 2.1% 1.6% 0.2% 0.7% 1.6% 1.7% 1.6% 2.2% 1.4% 1.6% 11.3% 9.7% 10.2% 9.8% 10.0% 9.7% 8.9% 9.6% 9.5% 9.1% 9.3% Peer 1 FITB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 CET1 ACL AOCI Liquidity position $s in billions; as of 8/31/2020 • Unprecedented levels of short-term liquidity Liquidity Sources currently ~20x higher than 2019 average Fed Reserves ~$32 • Loan-to-core deposit ratio of 73% (70% ex. Unpledged Investment Securities ~$28 PPP) Available FHLB Borrowing Capacity ~$18 • ~$105 billion of available liquidity sources Current Fed Discount Window Availability ~$28 • $4.5B in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed ~$105 Total environment for ~32 months 1Source: regulatory filings; peers include: HBAN, KEY, MTB, CFG, ZION, PNC, FHN, RF, CMA, and TFC; Note, data may not foot due to rounding Classification: Internal Use 6  Fifth Third Bancorp | All Rights Reserved

Aggressively reducing interest expense given the rate environment Proactively managing deposit costs given the rate environment Deposit rates by product IB core deposit rate August 3Q15 2Q20 2020 0.77% 0.74% Interest checking 0.18% 0.24% 0.10% Savings 0.05% 0.06% 0.04% 0.54% Money market 0.21% 0.32% 0.15% Foreign office 0.14% 0.09% 0.06% 0.35% Other time 1.19% 1.21% 0.84% 0.27% 0.21% IB core deposits 0.22% 0.27% 0.13% 0.16% 0.13% Core deposits0.14% 0.19% 0.09% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Expect to reduce IB core deposit costs ~13 bps in 3Q20 compared to 2Q20 Long-term debt maturities present additional opportunities to reduce interest expense $ in millions; rates disclosed are net of fair value hedges, where applicable Bank $1,500 • Upcoming long-term debt maturities provide $250 Bancorp opportunity to further reduce interest expense given @0.80% rate environment $800 • Moody’s-proposed LGF framework changes currently under review; timing of potential changes is $1,250 $1,050 @2.25% $500 not certain but if implemented as currently proposed, $850 @3.50% @0.49%1 $800 $700 1 @2.88% it would eliminate the need to replace upcoming @0.70% $300 @2.60% @0.89% maturities, resulting in greater flexibility in managing 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 our liquidity and excess cash position while also maintaining our current credit rating 1Rate disclosed is blended between two notes maturing within that quarter Classification: Internal Use 7  Fifth Third Bancorp | All Rights Reserved

Well positioned to mitigate impacts of lower rates Securities portfolio continues to be favorably positioned Cash flows as a % of total securities portfolio1 Incremental impact; • Factors favoring continued outperformance: 27% 27% LTM ended 2Q20 1 24% LTM ended 2Q19 - Duration of 4.7 vs. peer average of ~2.6 22% 8% 2% 20% 20% 20% 20% - 7% in RMBS vs. peer average1 of 50% 14% 16% 16% 5% 6% 5% 10% 8% - 58% in locked out/bullet structures over the next 24 months 2% 6% • Given current rates, securities yield differential of 75 bps vs. 21% 18% 7% peer average could expand to 90 bps over the next 2 years - 15% 14% 15% 14% 13% 12% 12% 1% 10% the equivalent of ~$300 million in annual revenue 6% • Securities portfolio actions taken since the beginning of 2019 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x represent the equivalent NII protection of ~$10 BN in receive- fixed swaps Significant AOCI position reflects strategic decisions from securities and cash flow hedge portfolios 2Q20 composition of NII from cash flow hedges % of NII from CF hedges 2Q20 AOCI as a % of tangible assets1 4.6 WA Life remaining on CF hedges Pre-tax unrealized securities and hedge gain 8.8% of approximately $3.9 billion as of 8/31 3.8 1.5% 7.2% 1.2% 6.5% 6.1% 2.8 5.2% 4.7% 2.2 1.8 1.8 4.0% 4.0% 0.7% 1.3 1.2 0.6% 2.3% 0.5% 0.3% 0.7% 0.2% 0.2% 0.2% 0.0% 0.1% Peer 1 Peer 2 Peer 3 Peer 4 x Peer 5 Peer 62 Peer 7 Peer 8 Peer 92 Peer 102 (0.3%) x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Continue to expect medium-term NIM of ~3% excluding PPP and impact of excess cash compared to historical average; continued growth in cash position expected to further pressure NIM in excess of 10 bps in 3Q20 compared to 2Q20 (no impact on NII) 1Data from S&P Global Market Intelligence and recent 10-Q/K or regulatory filings, securities portfolio cash flows calculated as 12 month proceeds from maturities, redemptions, paydowns, and calls of AFS and HTM securities divided by June 30, 2019 securities balances; peers include: KEY, HBAN, CFG, CMA, FHN, RF, ZION, PNC, MTB, & TFC; peer securities portfolio mix 2 and duration information based on what is disclosed in 10-Q/K or regulatory filings;Classification: peers did not Internal disclose Use weighted-average life of hedge portfolio 8  Fifth Third Bancorp | All Rights Reserved

Reducing expenses to generate long-term efficiencies • Taking prudent and proactive steps to sustainably improve the long-term expense trajectory • Reducing run-rate expenses by $200 million in 2021 • An additional $100 - $150 million run-rate savings by 2022 through lean process automation Structural: ~80% of the $200 million 2021 expense reductions • Leveraging digital investments; process re-engineering; business Near-term rationalization; vendor savings; staffing optimization; corporate real estate expense rationalization Environmental: ~20% of the $200 million 2021 expense reductions reductions • Aligning sales capacity to meet expected market demand; curtailing discretionary expenses Investments in Lean Process Automation: Additional • Contemporary deployment of Lean Six Sigma and automation throughout actions to organization (40+ processes) with a focus on central operations reduce expenses • Efficiencies and quality improvement across our core processes in 2022 and • Enable increased resiliency and scalability to support future growth • Expect investments to generate $100 - $150 million in run-rate 2022 beyond expense reductions Classification: Internal Use 9  Fifth Third Bancorp | All Rights Reserved

1 Well-positioned Balance Sheet Remain well-positioned Diversified to navigate the 2 Revenue Mix uncertain economic environment Proactive focus 3 on maintaining strong returns Classification: Internal Use 10  Fifth Third Bancorp | All Rights Reserved